Exhibit 32.1

Certification under Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K of Hampton Roads Bankshares, Inc. (the “Company”) for the period ended December 31, 2009, filed with the Securities and Exchange Commission on April 23, 2010, as amended by Amendment No. 1 to be filed herewith (the “Report”), we, John A. B. Davies, Jr., Chief Executive Officer, and Lorelle L. Fritsch, Acting Chief Financial Officer, hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(a) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ John A. B. Davies, Jr.
John A. B. Davies, Jr.
Chief Executive Officer

Date: July 12, 2010

/s/ Lorelle L. Fristch
Lorelle L. Fritsch
Acting Chief Financial Officer

Date: July 12, 2010